[LOGO]                                                      [PICTURE EDUCATION]

Semiannual Report May 31, 2000


[PICTURE        EATON VANCE
CARSON           MUNICIPAL
HIGHWAY]          INCOME
                   TRUST


                            [75TH ANNIVERSARY]


[PICTURE BRIDGE]

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

LETTER TO SHAREHOLDERS

[PHOTO]

Thomas J. Fetter,
President

Municipal bond investors have faced a challenging climate in 2000, as fluctuating interest rates have contributed to increased volatility in nearly all of the fixed-income markets. In its response to a strong economy and signs of rising inflation, the Federal Reserve has raised its Federal Funds rate -- a key barometer of short-term interest rates -- on six occasions in the past 13 months alone. The Fed has been especially concerned about rising labor costs and increased demand, suggesting that, despite improvements in productivity, rising demand could lead to higher inflation.

The bond market rallied briefly in February and March, as investors sought some refuge from the increasingly volatile equity markets. However, the downtrend resumed in April and lasted through May, when the Fed punctuated its anti-inflation stance with a 50 basis point (0.50%) rate hike. By the end of June, there was, at last, some evidence that the Fed's actions had succeeded in cooling the economy somewhat.

The Trust's market yields remained well above prevailing municipal bond yields...

Eaton Vance Municipal Income Trust is primarily a vehicle for tax-exempt income. As such, it is important to note that the market yields of the Trust remained well above prevailing municipal bond yields at May 31, 2000. The total return of Eaton Vance Municipal Income Trust in the six months ended May 31, 2000 was, like most fixed-income vehicles, hurt by rising interest rates. The performance of the Trust was additionally impacted by the effect of the Trust's use of leverage. Not surprisingly, while leverage added significantly to the Trust's tax-exempt market yields, it also resulted in a larger price decline as interest rates rose. We believe that the Trust's leverage may well contribute to price increases in the event of a future interest rate decline.


Municipal bonds yield exceed Treasury yields
-----------------------------------------------------------
      6.19%                                10.25%
-----------------------------------------------------------
30-Year AAA-rated                  Taxable equivalent yield
General Obligation (GO) Bonds*     in 39.6% tax bracket

-------------------------
      6.01%
-------------------------
30-Year Treasury bond


Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Trust's yields. Statistics as of May 31, 2000.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.



The outlook for municipal bonds appears to be improving...

While municipal bond investors have endured difficulties over the past year, we believe the outlook has improved. First, municipal issuance has declined dramatically. Second, a surge in Federal tax receipts has resulted in rising estimates for the Federal budget surplus, sharply reducing the Treasury's borrowing needs. Third, the Treasury Department has announced that it will buy back at least $30 billion of 10 to 30-year bonds this fiscal year. That may, over time, contribute to lower long-term interest rates.

Finally, we are encouraged that, in the midst of an election year, Congress and the Administration have continued to exercise a high degree of fiscal discipline. While we will closely monitor the economic proposals of the likely major party nominees for president, we are confident that the progress of recent years can be maintained. That could result in a much improved outlook for all fixed-income areas, including the municipal bond market.

                       Sincerely,
                       /s/ Thomas J. Fetter

                       Thomas J. Fetter,
                       President
                       July 12, 2000

Eaton Vance Municipal Income Trust as of May 31, 2000

MANAGEMENT DISCUSSION

[PHOTO]

Thomas M. Metzold,
Portfolio Manager

Investment Environment
-------------------------------

- There is evidence that the Federal Reserve Board's series of rate hikes is starting to have the desired effect. Interest rate-sensitive sectors of the economy -- especially housing and construction -- have slowed significantly. Also, although still healthy, consumer spending has cooled off, particularly in auto/light truck sales and chain store sales.

- The rate of growth in manufacturing, as measured by the National Association of Purchasing Managers' Index, has also slowed. Perhaps most important, there was a net decrease in the number of private sector jobs in May 2000, with the national unemployment rate actually rising back above 4.0%.

- Recent inflation indicators have been favorable. Wage gains, a source of concern in a tight labor market, showed little movement in May. Both the Producer Price Index and the Consumer Price Index have been benign, and the number of manufacturers experiencing price increases from suppliers dropped off sharply.

The Trust
----------------------------------------------
 Performance for the Past Year

- Based on share price (traded on the New York Stock Exchange), the Trust had a total return of -6.19% for the six months ended May 31, 2000. That return was the result of a decrease in share price from $11.69 on November 30, 1999 to $10.56 on May 31, 2000, and the reinvestment of $0.4125 in regular monthly dividends.

- Based on net asset value, the Trust had a total return of -4.17% for the six months ended May 31, 2000. That return was the result of a decrease in net asset value per share from $11.72 on November 30, 1999 to $10.82 on May 31, 2000, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $10.56 the Trust had a market yield of 7.81% at May 31, 2000.(1) The Trust's market yield is equivalent to a taxable yield of 12.93%.(2)

  Management Discussion

- Healthcare bonds were once again well-represented. The Trust focused on institutions that we view as financially sound, able to adjust to newly implemented Medicare reimbursement policies and well-positioned competitively within their respective markets.

- The Trust sought opportunities in selected non-rated bonds, which offered above-average coupons in research-intensive credits. Among the Trust's non-rated investments was Trillium Affordable Housing 6.75% bonds issued by the state of Oregon.

- In the difficult market conditions that characterized the period, the Trust established tax losses that may be used to offset potential capital gains in the future. The Trust also continued to upgrade call protection, which helps to stabilize dividend levels while giving the Trust's holdings better trading characteristics.

Rating Distribution(3)
----------------------------------------------

By total net assets

[PIE CHART]
AAA                26.7%
AA                 19.3%
A                   5.6%
BBB                18.7%
B                   1.1%
Non-Rated          28.6%

-----------------------------------------------


Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yields will vary.

--------------------------------------------------------------------------------

Trust Information

AS OF MAY 31, 2000

Performance(4)
--------------------------------------------------
Average Annual Total Returns (by market value, New
 York Stock Exchange)
--------------------------------------------------
One Year                                    -18.36%
Life of Trust (1/29/99)                     -18.33

Average Annual Total Returns (at net asset value)
--------------------------------------------------
One Year                                    -19.25%
Life of Trust (1/29/99)                     -16.85

5 Largest Categories(3)
----------------------------------
[GRAPHIC]

1   Hospital                  18.7%
2   General Obligations       14.6%
3   Industrial Development    10.0%
4   Housing                    7.8%
5   Electric Utilties          6.6%

----------------------------------
(1)The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(2)Taxable-equivalent yield assumes maximum 39.6% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

(3)Rating Distribution and Largest Categories are determined by dividing the total market value of the holdings by the total net assets of the Trust. Rating Distribution and Largest Categories are subject to change.

(4)Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 98.8%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Certificates of Participation -- 0.6%
-------------------------------------------------------------------------
    $ 2,000        Cliff House Trust, PA, (AMT),
                   6.625%, 6/1/27                            $  1,782,860
-------------------------------------------------------------------------
                                                             $  1,782,860
-------------------------------------------------------------------------
Cogeneration -- 1.0%
-------------------------------------------------------------------------
    $ 2,950        Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $  2,980,739
-------------------------------------------------------------------------
                                                             $  2,980,739
-------------------------------------------------------------------------
Education -- 3.4%
-------------------------------------------------------------------------
    $ 6,875        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                            $  5,750,387
      4,750        New York Dormitory Authority, (State
                   University Educational Facilities),
                   4.75%, 5/15/28                               3,767,225
      1,000        Philadelphia, PA, HEFA, (Chestnut Hill
                   College), 6.00%, 10/1/29                       850,410
-------------------------------------------------------------------------
                                                             $ 10,368,022
-------------------------------------------------------------------------
Electric Utilities -- 6.6%
-------------------------------------------------------------------------
    $ 8,000        Brazos River Authority, TX, (Reliant
                   Energy, Inc.), 5.375%, 4/1/19             $  6,701,680
      6,250        Brazos River Authority, TX, (Texas
                   Utilities Electric Co.), (AMT),
                   5.55%, 6/1/30                                5,347,125
      1,500        North Carolina Eastern Municipal Power
                   Agency, (Power System Revenue),
                   5.75%, 1/1/26                                1,302,015
      7,250        North Carolina Municipal Power Agency,
                   6.50%, 1/1/20                                7,069,475
-------------------------------------------------------------------------
                                                             $ 20,420,295
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 3.0%
-------------------------------------------------------------------------
    $35,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  7,234,500
      1,725        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                               2,071,673
-------------------------------------------------------------------------
                                                             $  9,306,173
-------------------------------------------------------------------------
General Obligations -- 14.6%
-------------------------------------------------------------------------
    $ 3,350        Bell Mountain Ranch, CO, (Metropolitan
                   District), 6.625%, 11/15/25               $  2,991,985
      5,000        California, Variable Rate, 12/1/23(1)(2)     4,757,400
      7,750        California, 5.625%, 5/1/26                   7,433,645
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

General Obligations (continued)
-------------------------------------------------------------------------
    $15,735        Florida Board of Education,
                   4.75%, 6/1/28(3)                          $ 12,594,137
      4,000        Kershaw County, SC, School District,
                   5.00%, 2/1/18(4)                             3,601,840
      8,500        Michigan Building Authority Revenue,
                   4.75%, 10/15/21                              7,019,980
      8,500        North East Independent School District,
                   TX, 4.50%, 10/1/28                           6,515,250
-------------------------------------------------------------------------
                                                             $ 44,914,237
-------------------------------------------------------------------------
Hospital -- 18.7%
-------------------------------------------------------------------------
    $ 4,000        Baxter County, AK, Community Hospital
                   District, 5.625%, 9/1/28                  $  3,188,840
      3,265        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                   2,818,217
      2,500        California Health Facilities Financing
                   Authority, (Cedars Sinai Medical
                   Center), Variable Rate, 12/1/34(1)(2)        2,437,925
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.35%, 11/15/17        913,560
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        844,410
      1,000        Halifax, FL, Medical Center,
                   7.25%, 10/1/24                                 932,600
      2,900        Highland County, OH, (Joint Township
                   Hospital District), 6.75%, 12/1/29           2,562,498
      3,500        John Tolfree Health System Corp., MI,
                   6.00%, 9/15/23                               2,864,645
      1,215        Loris, SC, Community Hospital District,
                   5.625%, 1/1/20                               1,005,145
      3,500        Loris, SC, Community Hospital District,
                   5.625%, 1/1/29                               2,784,425
      5,750        Louisiana Public Facilities Authority,
                   (Tuoro Infirmary), 5.625%, 8/15/29           4,515,475
      7,500        Maricopa County, AZ, IDA, (Mayo
                   Foundation), Residual Certificates,
                   5.25%, 11/15/37                              6,359,025
      2,000        Martin County, MN, (Fairmont Community
                   Hospital Association ), 6.625%, 9/1/22       1,791,920
      6,000        Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29(3)                    4,853,220
      1,700        Mecosta County, MI, General Hospital,
                   5.75%, 5/15/09                               1,566,346
      2,500        Mecosta County, MI, General Hospital,
                   6.00%, 5/15/18                               2,108,250
      1,500        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     1,503,390
      4,260        New Jersey Health Care Facilities,
                   (Capital Health System), 5.25%, 7/1/27       3,066,348

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 4,085        New Jersey Health Care Facilities, (St.
                   Barnabas Health), Variable Rate,
                   7/1/28(2)(5)                              $  1,720,439
      7,000        Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                    5,194,910
      2,425        Southwestern Illinois, IDR, (Anderson
                   Hospital), 5.625%, 8/15/29                   1,864,704
      3,000        Weber County, UT, (IHC Health Services,
                   Inc.), 5.00%, 8/15/30                        2,422,740
-------------------------------------------------------------------------
                                                             $ 57,319,032
-------------------------------------------------------------------------
Housing -- 7.8%
-------------------------------------------------------------------------
    $ 3,600        California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), 7.25%, 12/1/34              $  3,502,404
      4,000        Charter Mac Equity, TN, (AMT),
                   6.625%, 6/30/09                              3,872,680
      1,000        Lake Creek, CO, Affordable Housing
                   Corp., Multifamily, 7.00%, 12/1/23             919,430
      4,660        Louisiana Public Facilities Authority,
                   (Eden Point), 6.25%, 3/1/34                  4,127,548
      4,000        Muni Mae Tax Revenue Exempt Bond, (AMT),
                   Variable Rate, 6/30/09                       3,912,960
      3,500        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                3,256,890
      3,700        Oregon Health Authority, (Trillium
                   Affordable Housing), 6.75%, 8/15/29          3,340,804
      1,000        Raleigh, NC, Housing Authority,
                   Multifamily, (Cedar Point),
                   7.00%, 11/1/30                                 908,950
-------------------------------------------------------------------------
                                                             $ 23,841,666
-------------------------------------------------------------------------
Industrial Development Revenue -- 10.0%
-------------------------------------------------------------------------
    $ 2,000        Abia Development Corp., TX, (Austin
                   Cargoport Development), (AMT),
                   6.50%, 10/1/24                            $  1,761,380
      2,000        Broward County, FL, IDR, (Lynxs
                   Cargoport), (AMT), 6.75%, 6/1/19             1,830,720
      3,700        Charleston County, SC, IDA, (Zeigler
                   Coal Holding), 6.95%, 8/10/28                2,985,308
      4,000        Courtland, AL, Solid Waste Disposal,
                   (Champion International Corp.),
                   6.70%, 11/1/29                               3,919,240
      2,500        Denver, CO, City and County, (United
                   Airlines), Variable Rate, 10/1/32(1)(2)      2,290,550
      1,000        Gloucester County, NJ, Improvements
                   Authority, (Waste Management, Inc.),
                   7.00%, 12/1/29                               1,005,160
      2,500        Gulf Coast, TX, Waste Disposal
                   Authority, (Valero Energy Corp.) (AMT),
                   5.70%, 4/1/32                                2,046,900
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 3,550        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                             $  3,010,364
      3,000        Missouri Development Finance Authority,
                   Solid Waste Disposal, (Proctor and
                   Gamble Paper Products), (AMT),
                   5.20%, 3/15/29                               2,620,590
      1,750        New Jersey EDA, (Continental Airlines),
                   (AMT), Variable Rate, 9/15/29(1)(2)          1,326,710
      5,750        Ohio Solid Waste Disposal, (USG Corp.),
                   (AMT), 5.65%, 3/1/33                         4,872,607
      3,550        Phoenix, AZ, IDA, (America West
                   Airlines, Inc.), (AMT), 6.25%, 6/1/19        3,086,015
-------------------------------------------------------------------------
                                                             $ 30,755,544
-------------------------------------------------------------------------
Insured-Education -- 0.7%
-------------------------------------------------------------------------
    $ 3,000        Massachusetts HEFA, Residual
                   Certificates, (Berklee College of
                   Music), (MBIA), Variable Rate,
                   10/1/27(1)(2)                             $  2,194,860
-------------------------------------------------------------------------
                                                             $  2,194,860
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.6%
-------------------------------------------------------------------------
    $ 5,500        Burke County, GA, Development Authority,
                   (Power Plant), (MBIA), (AMT),
                   5.45%, 5/1/34                             $  4,878,775
-------------------------------------------------------------------------
                                                             $  4,878,775
-------------------------------------------------------------------------
Insured-Hospital -- 4.4%
-------------------------------------------------------------------------
    $10,000        New York Dormitory Authority, (Municipal
                   Health Facilities Improvement), (FSA),
                   4.75%, 1/15/29                            $  8,017,200
      6,900        New York Dormitory Authority, (New York
                   Presbyterian Hospital), (AMBAC),
                   4.75%, 8/1/27                                5,563,746
-------------------------------------------------------------------------
                                                             $ 13,580,946
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.2%
-------------------------------------------------------------------------
    $ 5,000        San Mateo County, CA, Joint Powers
                   Financing Authority, (FSA), Variable
                   Rate, 7/15/29(1)(2)                       $  3,587,950
-------------------------------------------------------------------------
                                                             $  3,587,950
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.0%
-------------------------------------------------------------------------
    $ 5,000        Pennsylvania Turnpike Commission Oil
                   Franchise Tax, (AMBAC), Variable Rate,
                   12/1/27(1)(2)                             $  3,093,100
-------------------------------------------------------------------------
                                                             $  3,093,100
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Transportation -- 6.3%
-------------------------------------------------------------------------
    $ 2,850        Clark County, NV, Airport Revenue,
                   (MBIA), 6.00%, 7/1/29                     $  2,820,816
      3,000        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 5.75%, 11/1/30       2,810,250
      4,500        Dallas-Fort Worth, TX, International
                   Airport, (FGIC), (AMT), 6.125%, 11/1/35      4,416,750
      3,500        Florida Turnpike Authority, (Department
                   of Transportation), (FGIC),
                   4.50%, 7/1/27                                2,716,210
      4,250        Metropolitan Transportation Authority,
                   NY, Commuter Revenue (FGIC),
                   4.75%, 7/1/26                                3,465,068
      5,000        Southeastern Pennsylvania Transit
                   Authority, (FGIC), Variable Rate,
                   3/1/29(1)(2)                                 3,047,600
-------------------------------------------------------------------------
                                                             $ 19,276,694
-------------------------------------------------------------------------
Insured-Water and Sewer -- 1.3%
-------------------------------------------------------------------------
    $ 5,000        Charleston, SC, Waterworks and Sewer
                   Revenue, (FGIC), 4.50%, 1/1/24            $  3,930,300
-------------------------------------------------------------------------
                                                             $  3,930,300
-------------------------------------------------------------------------
Miscellaneous -- 1.1%
-------------------------------------------------------------------------
    $ 3,300        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                             $  3,431,043
-------------------------------------------------------------------------
                                                             $  3,431,043
-------------------------------------------------------------------------
Nursing Home -- 0.8%
-------------------------------------------------------------------------
    $ 2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                             $  1,735,980
      2,000        Tarrant County, TX, Health Facilities,
                   (3927 Foundation), 10.25%, 9/1/19              701,020
-------------------------------------------------------------------------
                                                             $  2,437,000
-------------------------------------------------------------------------
Pooled Loans -- 0.9%
-------------------------------------------------------------------------
    $   676        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.00%, 12/1/36                            $    602,702
      1,785        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   6.25%, 12/1/36                               1,643,618
        677        Tax Exempt Securities Trust, Community
                   Health Provider, Pooled Loan Program,
                   7.75%, 12/1/36                                 634,336
-------------------------------------------------------------------------
                                                             $  2,880,656
-------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Senior Living / Life Care -- 3.0%
-------------------------------------------------------------------------
    $ 3,245        Logan County, CO, Industrial Development
                   Revenue, (TLC Care Choices, Inc.),
                   6.875%, 12/1/23                           $  2,822,598
      3,700        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                3,165,017
        750        Okaloosa County, FL, Retirement Rental
                   Housing, (Encore Retirement Partners),
                   6.125%, 2/1/14                                 622,853
      3,000        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               2,731,260
-------------------------------------------------------------------------
                                                             $  9,341,728
-------------------------------------------------------------------------
Special Tax Revenue -- 2.9%
-------------------------------------------------------------------------
    $ 3,600        Black Hawk, CO, Business Improvement
                   District, 6.50%, 12/1/11                  $  3,403,836
      2,330        Frederick County, MD, Urbana Community
                   Development Authority, 6.625%, 7/1/25        2,157,557
      1,695        Longleaf, FL, Community Development
                   District, 6.20%, 5/1/09                      1,588,452
      1,955        Longleaf, FL, Community Development
                   District, 6.65%, 5/1/20                      1,775,981
-------------------------------------------------------------------------
                                                             $  8,925,826
-------------------------------------------------------------------------
Transportation -- 3.6%
-------------------------------------------------------------------------
    $ 4,000        Kent County, MI, Airport Facility,
                   Variable Rate, 1/1/25(1)(2)               $  2,881,760
      5,000        Los Angeles County, CA, Metropolitan
                   Transportation Authority, Variable Rate,
                   7/1/28(1)(2)                                 3,205,000
      2,400        Massachusetts Turnpike Authority,
                   Metropolitan Highway System, Variable
                   Rate, 1/1/39(2)(5)                           1,186,656
      5,575        Wayne, MI, Charter County Airport,
                   Variable Rate, 12/1/28(1)(2)                 3,660,657
-------------------------------------------------------------------------
                                                             $ 10,934,073
-------------------------------------------------------------------------
Utilities -- 1.6%
-------------------------------------------------------------------------
    $ 5,000        Los Angeles, CA, Department Water and
                   Power, Variable Rate, 2/15/30(1)(2)       $  4,987,550
-------------------------------------------------------------------------
                                                             $  4,987,550
-------------------------------------------------------------------------
Utilities - Electrical and Gas -- 2.2%
-------------------------------------------------------------------------
    $ 8,500        San Antonio, TX, Electric and Natural
                   Gas Revenue, 4.50%, 2/1/21                $  6,807,480
-------------------------------------------------------------------------
                                                             $  6,807,480
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Water and Sewer -- 0.5%
-------------------------------------------------------------------------
    $ 2,500        Metropolitan Water District, (Southern
                   California Waterworks), Variable Rate,
                   7/1/27(2)(5)                              $  1,477,550
-------------------------------------------------------------------------
                                                             $  1,477,550
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 98.8%
   (identified cost $348,385,857)                            $303,454,099
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                       $  3,820,542
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $307,274,641
-------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At May 31, 2000, the concentration of the Trust's investments in the various states, determined as a percentage of net assets, is as follows:

Texas                                                13.0%
California                                           10.2%
Others, representing less than 10% individually      75.6%

 The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2000, 16.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 6.7% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3) Security (or a portion thereof) has been segregated to cover when-issued securities.
 (4)  When-issued security.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $348,385,857)        $303,454,099
Cash                                         1,179,106
Receivable for investments sold                 35,000
Interest receivable                          6,237,305
Prepaid expenses                                 6,323
------------------------------------------------------
TOTAL ASSETS                              $310,911,833
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      1,698
Payable for when-issued securities           3,575,938
Accrued expenses                                59,556
------------------------------------------------------
TOTAL LIABILITIES                         $  3,637,192
------------------------------------------------------
NET ASSETS                                $307,274,641
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Auction Preferred Shares, $0.01 par
   value; unlimited number of shares
   authorized, 5,240 shares issued and
   outstanding at $25,000 per share       $131,000,000
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,284,961 shares issued
   and outstanding                             162,850
Additional paid-in capital                 241,669,454
Accumulated net realized loss (computed
   on the basis of identified cost)        (21,630,543)
Accumulated undistributed net
   investment income                         1,004,638
Net unrealized depreciation (computed on
   the basis of identified cost)           (44,931,758)
------------------------------------------------------
NET ASSETS                                $307,274,641
------------------------------------------------------
Net assets applicable to preferred
   shares --
   Auction Preferred Shares at
      liquidation value                   $131,000,000
   Cumulative undeclared dividends              56,233
------------------------------------------------------
TOTAL NET ASSETS APPLICABLE TO PREFERRED
   SHARES                                 $131,056,233
------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES    $176,218,408
------------------------------------------------------
TOTAL NET ASSETS                          $307,274,641
------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------
($176,218,408  DIVIDED BY 16,284,961
   COMMON SHARES ISSUED AND OUTSTANDING)  $      10.82
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
MAY 31, 2000
Investment Income
------------------------------------------------------
Interest                                  $ 10,646,296
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 10,646,296
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,098,226
Administration fee                             313,704
Trustees fees and expenses                       7,883
Preferred shares remarketing agent fee         164,199
Transfer and dividend disbursing
   agent fees                                   74,818
Legal and accounting services                   32,789
Printing and postage                            26,171
Custodian fee                                   56,982
Miscellaneous                                    9,308
------------------------------------------------------
TOTAL EXPENSES                            $  1,784,080
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     56,982
   Reduction of investment adviser fee          87,246
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    144,228
------------------------------------------------------

NET EXPENSES                              $  1,639,852
------------------------------------------------------

NET INVESTMENT INCOME                     $  9,006,444
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(10,681,333)
------------------------------------------------------
NET REALIZED LOSS                         $(10,681,333)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (3,662,086)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (3,662,086)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(14,343,419)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (5,336,975)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
INCREASE (DECREASE)                       MAY 31, 2000      PERIOD ENDED
IN NET ASSETS                             (UNAUDITED)       NOVEMBER 30, 1999(1)
--------------------------------------------------------------------------------------
From operations --
   Net investment income                  $      9,006,444  $               13,332,034
   Net realized loss                           (10,681,333)                (10,949,210)
   Net change in unrealized
      appreciation (depreciation)               (3,662,086)                (41,269,672)
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $     (5,336,975) $              (38,886,848)
--------------------------------------------------------------------------------------
Distributions to shareholders --
   Preferred Shareholders --
      From net investment income          $     (2,610,253) $               (3,132,498)
   Common Shareholders --
      From net investment income                (6,704,914)                 (8,886,175)
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (9,315,167) $              (12,018,673)
--------------------------------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of preferred
      shares                              $             --  $              131,000,000
   Proceeds from sale of common shares                  --                 241,500,000
   Reinvestment of distributions
      to common shareholders                       672,063                   1,532,594
   Offering costs and preferred shares
      underwriting discounts                            --                  (1,972,353)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                     $        672,063  $              372,060,241
--------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    (13,980,079) $              321,154,720
--------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------
At beginning of period                    $    321,254,720  $                  100,000
--------------------------------------------------------------------------------------
AT END OF PERIOD                          $    307,274,641  $              321,254,720
--------------------------------------------------------------------------------------

Accumulated undistributed
net investement income
included in net assets
--------------------------------------------------------------------------------------
AT END OF PERIOD                          $      1,004,638  $                1,313,361
--------------------------------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999, to November 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                            SIX MONTHS ENDED      PERIOD ENDED
                                            MAY 31, 2000          NOVEMBER 30,
                                            (UNAUDITED)(1)        1999(1)(2)
------------------------------------------------------------------------------
Net asset value -- Beginning of period
   (Common shares)                              $ 11.720            $ 15.000
------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------
Net investment income                           $  0.554            $  0.837
Net realized and unrealized loss                  (0.880)             (3.246)
------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                      $ (0.326)           $ (2.409)
------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------
Preferred Shareholders --
   From net investment income                   $ (0.161)           $ (0.197)
Common Shareholders --
   From net investment income                   $ (0.413)           $ (0.550)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                             $ (0.574)           $ (0.747)
------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES OFFERING
   COSTS CHARGED TO PAID-IN CAPITAL                   --            $ (0.042)
------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING DISCOUNTS               --            $ (0.082)
------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD (COMMON
   SHARES)                                      $ 10.820            $ 11.720
------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD (COMMON
   SHARES)                                      $ 10.563            $ 11.688
------------------------------------------------------------------------------

TOTAL RETURN(3)                                    (6.19)%            (18.74)%
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING PERIODS STATED

                                            SIX MONTHS ENDED      PERIOD ENDED
                                            MAY 31, 2000          NOVEMBER 30,
RATIOS/SUPPLEMENTAL DATA+++                 (UNAUDITED)(1)        1999(1)(2)
------------------------------------------------------------------------------
Net assets, end of period (000's
   omitted)                                     $307,275            $321,255
Ratios (As a percentage of average net
   assets attributable to common
   shares):
   Net expenses(4)                                  1.88%(5)            1.76%(5)
   Net expenses after custodian fee
      reduction(4)                                  1.82%(5)            1.70%(5)
   Net investment income(4)                         9.98%(5)            7.38%(5)
Portfolio Turnover                                    36%                151%
+ The expenses of the Trust reflect a reduction of the investment adviser fee.
   Had such action not been taken, the ratios and the net investment income per share would have been as follows:
Ratios (As a percentage of average net
   assets attributable to common
   shares):
   Expenses(4)                                      1.98%(5)            1.76%(5)
   Expenses after custodian fee
      reduction(4)                                  1.92%(5)            1.70%(5)
   Net investment income(4)                         9.88%(5)            7.38%(5)
   Net investment income per share              $  0.548            $  0.837
------------------------------------------------------------------------------
++ The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total
   net assets):
   Net expenses                                     1.09%(5)            1.14%(5)
   Net expenses after custodian fee
      reduction                                     1.05%(5)            1.10%(5)
   Net investment income                            5.78%(5)            4.77%(5)
+ The expenses of the Trust reflect a reduction of the investment adviser fee.
   Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total
   net assets):
   Expenses                                         1.15%(5)            1.14%(5)
   Expenses after custodian fee
      reduction                                     1.11%(5)            1.10%(5)
   Net investment income                            5.72%(5)            4.77%(5)
------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares outstanding              5,240               5,240
   Asset coverage per preferred share(6)        $ 58,640            $ 61,308
   Involuntary liquidation preference
      per preferred share(7)                    $ 25,000            $ 25,000
   Approximate market value per
      preferred share(7)                        $ 25,000            $ 25,000
------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, January 29, 1999, to November 30, 1999.
 (3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets attributable to common shares reflect the Trust's leveraged capital structure.
 (5)  Annualized.
 (6) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total asset, and dividing this by the number of preferred shares outstanding.
 (7)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the Trust) is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to achieve current income exempt from regular federal income tax by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At November 30, 1999, the Trust, for federal income tax purposes, had a capital loss carryover of $10,949,210 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on November 30, 2007. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Interim Financial Statements -- The interim financial statements relating to
   May 31, 2000 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 3.50% to 5.25% and from 3.25% to 5.20% for Series A and Series B Shares respectively, during the six months ended
   May 31, 2000. Series A and Series B are identical in all respects except for the dates of reset for the dividend rates.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws. The Trust pays annual fees equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auctions.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 2000 was 4.33% and 4.50%, for Series A and
   Series B Shares, respectively. For the six months ended May 31, 2000, the Trust paid dividends to Auction Preferred shareholders amounting to $1,316,786 and $1,293,467 for Series A and Series B Shares, respectively, representing an average APS dividend rate for such period of 4.06% and 4.02%, respectively.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for management and investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the six months ended May 31, 2000, the fee was equivalent to 0.70% (annualized) of the Trust's average weekly gross assets and amounted to $1,098,226. In order to enhance the net income of the Trust, EVM waived a portion of its investment advisory fee in the amount of $87,246. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust is paid to EVM for managing and administering business affairs of the Trust. For the six months ended
   May 31, 2000, the administrative fee amounted to $313,704.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $119,578,069 and $111,356,244 respectively, for the six months ended May 31, 2000.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment owned by the Trust at May 31, 2000, as computed for Federal income tax purposes, are as follows:

    AGGREGATE COST                            $348,385,857
    ------------------------------------------------------
    Gross unrealized appreciation             $    482,497
    Gross unrealized depreciation              (45,414,255)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(44,931,758)
    ------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              SIX MONTHS ENDED
                                              MAY 31, 2000      PERIOD ENDED
                                              (UNAUDITED)       NOVEMBER 30, 1999(1)
    ------------------------------------------------------------------------------------
    Sales                                                   --                16,100,000
    Issued pursuant to the Trust's dividend
     reinvestment plan                                  61,394                   116,900
    ------------------------------------------------------------------------------------
    NET INCREASE                                        61,394                16,216,900
    ------------------------------------------------------------------------------------

 (1) For the period from the start of business, January 29, 1999 to November 30, 1999.

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At May 31, 2000 there were no outstanding obligations under these financial instruments.

9 Annual Meeting of Shareholders (Unaudited)
-------------------------------------------
   The Trust held its Annual Meeting of Shareholders on March 24, 2000. 16,238,974 common shares and 5,240 Auction Preferred Shares (APS) were outstanding on January 14, 2000, the record date for the shares eligible to vote at the meeting. 16,066,418 common and APS together, (98.905% of the record date shares) were represented at the meeting. The following actions were taken by the shareholders:

   ITEM 1: The election of Jessica M. Bibliowicz and Donald R. Dwight as Trustees of the Trust.

                                              NUMBER OF SHARES
    NOMINEES FOR TRUSTEE                      FOR          WITHHELD
    ---------------------------------------------------------------
    Jessica M. Bibliowicz                      15,733,325   333,093
    Donald R. Dwight                           15,737,224   329,194

   ITEM 2: The ratification of the selection of Deloitte & Touche LLP as independent certified public accountants to the Trust for the fiscal year ending November 30, 2000.

                                              NUMBER OF SHARES
    ----------------------------------------------------------
    For                                             15,679,287
    Against                                            189,378
    Abstain                                            197,753

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account:
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Municipal Income Trust
                                  c/o PFPC, Inc.
                                  P.O. Box 8030
                                  Boston, MA 02266-8030
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of May 31, 2000, our records indicate that there are 200 registered shareholders and approximately 7,700 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman of the Board,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

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

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE
MUNICIPAL INCOME TRUST
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attention: Eaton Vance Municipal Income Trust
P.O. Box 8030
Boston, MA 02266-8030
(800) 331-1710










EATON VANCE MUNICIPAL INCOME TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109





151-7/00                                                               CE-NASRC